UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6502

Name of Fund:  MuniYield Florida Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Florida Fund, 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Florida Fund


Annual Report
October 31, 2003



MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011




MuniYield Florida Fund


The Benefits and Risks of Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 10.00%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


To avoid excess price volatility, we concentrated many of the Fund's new investments on insured general obligation bonds and other opportunities we viewed as relatively stable.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower and ending the 12-month period at 5.13%, 15 basis points (.15%) higher than a year earlier.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds, as municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. Over the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. This decline in supply helped support the tax-exempt market's recent performance.


How did conditions in the state of Florida affect the Fund?

Overall, conditions in Florida were relatively favorable. The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch. All three rating agencies held a stable outlook for Florida's finances.

Florida continued to attract new residents because of its climate, low cost of living and job growth. These factors, along with a proactive state government, allowed Florida greater-than-average flexibility to respond to economic downturns. Nevertheless, ongoing population increases continued to strain the state's social services programs, especially relating to education, health care and mass transit. While most states have seen tax revenues decline because of the difficult economic environment, Florida General Fund revenues increased marginally in 2003 and are projected to increase by 2.6% in fiscal year 2004. To keep its finances in order, the state enacted sizable budget cuts consisting of a hiring freeze, a rollback of tax breaks and other spending reductions--actions that, in our opinion, affirm the state's conservative fiscal nature.

The state maintained a Budget Stabilization Fund of $959 million for fiscal year 2003, providing Florida with a financial cushion. However, Governor Jeb Bush faced considerable pressure from recently enacted voter-approved measures for increased spending on education and a high-speed rail system. Because the cost could total up to $27 billion, the governor was expected to attempt to repeal these measures.

Florida's fiscal year 2004 budget was passed in part by shifting costs onto local governments. We anticipated that local municipalities would seek to finance these costs through voter-approved property or sales taxes, a trend that could lead to increased spending and borrowing activity and, consequently, a decline in credit ratings. As a result, to avoid excess price volatility, we concentrated many of the Fund's new investments on insured general obligation bonds and other opportunities we viewed as relatively stable.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



How did the Fund perform during the period in light of the existing market conditions?

For the year ended October 31, 2003, the Common Shares of MuniYield Florida Fund had a net annualized yield of 6.15%, based on a year-end per share net asset value of $14.97 and $.920 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +6.76%, based on an unchanged per share net asset value of $14.97, and assuming reinvestment of $.918 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Shares was +.92%, based on a change in per share net asset value of $15.33 to $14.97, and assuming reinvestment of $.462 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Shares had an average yield of .88% for Series A and .89% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's performance, based on net asset value, slightly exceeded its comparable Lipper category of Florida Municipal Debt Funds, which had an average return of +6.40% for the 12-month period ended October 31, 2003. Performance during the period reflected the Fund's neutral positioning with respect to duration, or its sensitivity to changes in interest rates.


What changes were made to the portfolio during the period?

We made a few significant changes to the portfolio during the fiscal year. Our focus continued to be on reducing the portfolio's volatility by selling bonds with 10-year - 20-year maturity dates. With the proceeds from these sales, we bought 20-year - 30-year bonds offering 5.125% or more in coupon income. This approach was designed to enhance the Fund's income stream as well as preserve its asset value in the event of future market volatility. We had only partial success in implementing this strategy, however, as strong demand from both individual and institutional investors made it difficult to buy as many securities as we would have preferred.

In terms of leverage, the Fund's borrowing costs ranged from .50% to 1.55% during the fiscal year. The attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

As the period closed, we remained neutral toward the municipal bond market. We believe the Fund's neutral duration should help moderate any negative effects that could result from a rise in market interest rates. We also expect to maintain the Fund's fully invested position in order to enhance its income-generating ability for shareholders.


Robert D. Sneeden
Vice President and Portfolio Manager


November 11, 2003



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Florida--125.4%

               AA         NR*       $ 3,140  Beacon Tradeport Community Development District, Florida,
                                             Special Assessment Revenue Refunding Bonds (Commercial Project),
                                             Series A, 5.625% due 5/01/2032 (g)                                   $   3,316

               AAA        Aaa         7,650  Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                             6.40% due 10/01/2024 (a)                                                 8,156

               AAA        Aaa         2,870  Broward County, Florida, Airport System Revenue Bonds, AMT,
                                             Series I, 5.75% due 10/01/2018 (a)                                       3,103

                                             Citrus County, Florida, Hospital Board Revenue Refunding Bonds
                                             (Citrus Memorial Hospital):
               NR*        Baa3        2,480     6.25% due 8/15/2023                                                   2,520
               NR*        Baa3        2,850     6.375% due 8/15/2032                                                  2,903

               NR*        NR*         2,610  Collier County, Florida, IDA, IDR, Refunding (Southern States
                                             Utilities), AMT, 6.50% due 10/01/2025                                    2,561

                                             Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT (d)(i):
               NR*        Aaa           475     6.20% due 4/01/2020 (b)                                                 504
               NR*        Aaa         2,800     5.40% due 10/01/2021                                                  2,877

               AAA        Aaa         3,245  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, 7% due 4/01/2028 (d)(i)                                      3,367

               NR*        Aaa         7,860  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                             due 7/01/2020 (a)                                                        8,311

               BBB        Baa2        8,295  Escambia County, Florida, PCR (Champion International Corporation
                                             Project), AMT, 6.90% due 8/01/2022                                       8,627

               AAA        Aaa         1,270  Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                             Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                  1,335

               NR*        Aaa         5,250  Florida Housing Finance Corporation, Housing Revenue Bonds
                                             (Augustine Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)        5,476

               AAA        Aaa         4,250  Florida Municipal Loan Council Revenue Bonds, Series B, 5.375%
                                             due 11/01/2030 (b)                                                       4,427

               AA+        Aa2         1,220  Florida State Board of Education, Capital Outlay, GO, Series A,
                                             6% due 1/01/2014                                                         1,394

               AAA        Aaa         1,000  Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                             6% due 7/01/2014 (c)                                                     1,153

               AA+        Aa2         5,000  Florida State Board of Education, Public Education, Capital
                                             Outlay, GO, Refunding, Series D, 5.375% due 6/01/2018                    5,419

               A          A3          5,900  Highlands County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Adventist Health System), Series A, 6% due 11/15/2031     6,210

               AAA        Aaa         5,000  Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                             5.40% due 5/01/2030 (a)                                                  5,247

                                             Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                             Bonds (National Gypsum), AMT:
               NR*        NR*         2,500     Series A, 7.125% due 4/01/2030                                        2,648
               NR*        NR*         3,750     Series B, 7.125% due 4/01/2030                                        3,973



Portfolio Abbreviations


To simplify the listings of MuniYield Florida Fund's port-folio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Florida (continued)

               A          A3        $ 1,000  Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee
                                             Moffitt Cancer Center Project), Series C, 5.50% due 7/01/2032        $   1,007

               NR*        Baa1        1,725  Hillsborough County, Florida, IDA, Hospital Revenue Refunding
                                             Bonds (Tampa General Hospital Project), Series A, 5.25% due
                                             10/01/2024                                                               1,673

               BBB-       Baa1        5,905  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                             Company Project), 5.10% due 10/01/2013                                   5,842

               AAA        Aaa         4,000  Hillsborough County, Florida, School District, Sales Tax Revenue
                                             Refunding Bonds, 5.375% due 10/01/2020 (a)                               4,317

               AA         Aa2         2,000  Jacksonville, Florida, Electric Authority, Electric System Revenue
                                             Bonds, Series 3-A, 5.375% due 10/01/2032                                 2,040

               A+         Aa3        14,800  Jacksonville, Florida, Electric Authority, Water and Sewer System
                                             Revenue Bonds, Series C, 5.25% due 10/01/2037                           14,949

               AAA        Aaa         2,315  Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                             and Improvement Bonds, 5.25% due 10/01/2032 (c)                          2,394

               NR*        B3            295  Jacksonville, Florida, Health Facilities Authority, IDR (National
                                             Benevolent Association, Cypress Village Florida Project), Series A,
                                             6.125% due 12/01/2016                                                      181

               AAA        Aaa         3,500  Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                             Health System), Series A, 5.50% due 11/15/2026 (b)                       3,640

               NR*        Aaa           210  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                             Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                     223

               AAA        Aaa         1,000  Lee County, Florida, IDA, Utility System Revenue Bonds (Bonita
                                             Springs Utilities Inc. Project), AMT, 5% due 11/01/2027 (b)                994

               AAA        NR*           455  Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                             Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                        480

               NR*        Aaa           795  Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                             Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                   798

               NR*        Aaa         1,005  Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                             AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                              1,051

                                             Martin County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Martin Memorial Medical Center), Series A:
               BBB+       NR*         1,350     5.75% due 11/15/2022                                                  1,342
               BBB+       NR*         3,430     5.875% due 11/15/2032                                                 3,339

               AAA        Aaa         3,000  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                             9/01/2025 (a)                                                            3,250

                                             Miami-Dade County, Florida, Aviation Revenue Bonds, AMT, Series A:
               AAA        Aaa         1,650     5.125% due 10/01/2035 (e)                                             1,660
               AAA        Aaa         4,300     (Miami International Airport), 6% due 10/01/2029 (c)                  4,708
               AAA        Aaa         4,560     (Miami International Airport), 5% due 10/01/2033 (c)                  4,518

               AAA        Aaa         1,750  Miami-Dade County, Florida, Educational Facilities Authority
                                             Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)   1,887



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Florida (continued)

               AAA        Aaa       $ 8,000  Miami-Dade County, Florida, Expressway Authority, Toll System
                                             Revenue Bonds, DRIVERS, Series 160, 11.48% due 7/01/2010 (c)(f)(k)   $  11,377

               NR*        Aaa           905  Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
                                             Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)              958

               AAA        NR*         3,300  Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                             Revenue Refunding Bonds, DRIVERS, Series 208, 9.87% due
                                             8/15/2017 (a)(k)                                                         3,941

                                             Miami-Dade County, Florida, School Board COP (e):
               AAA        Aaa         3,200     Series A, 5.50% due 10/01/2020                                        3,465
               AAA        Aaa         1,635     Series C, 5.50% due 10/01/2017                                        1,808

                                             Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds:
               A          A3          1,750     (Adventist Health System), 6.25% due 11/15/2024                       1,871
               A-         A2          5,140     (Orlando Regional Healthcare), 6% due 12/01/2028                      5,393
               A-         A2          1,300     (Orlando Regional Healthcare), 5.75% due 12/01/2032                   1,327

               NR*        Aaa        10,500  Orange County, Florida, School Board, COP, Series A, 5.25% due
                                             8/01/2023 (b)                                                           10,961

               AAA        Aaa         8,615  Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                             5.50% due 10/01/2032 (a)                                                 9,109

                                             Orlando and Orange County, Florida, Expressway Authority Revenue
                                             Bonds, Series B (a):
               AAA        Aaa         1,000     5% due 7/01/2030                                                      1,011
               AAA        Aaa         2,850     5% due 7/01/2035                                                      2,876

               AA         Aa1         1,000  Orlando, Florida, Utilities Commission, Water and Electric Revenue
                                             Refunding Bonds, Series C, 5.25% due 10/01/2023                          1,043

               AAA        Aaa         1,760  Osceola County, Tourist Development Tax Revenue Bonds, Series A,
                                             5.50% due 10/01/2027 (c)                                                 1,871

               AAA        Aaa         3,390  Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                             Bonds, 7.20% due 6/01/2015 (c)                                           4,361

               NR*        Aaa           420  Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                          431

               A          NR*         1,270  Palm Beach County, Florida, Health Facilities Authority, Hospital
                                             Revenue Refunding Bonds (Branch Corporation Obligation Group),
                                             5.50% due 12/01/2021                                                     1,298

               BBB+       NR*         1,600  Palm Beach County, Florida, Health Facilities Authority, Retirement
                                             Community Revenue Bonds (Acts Obligation Group), 5.625% due
                                             11/15/2020                                                               1,609

               AAA        Aaa         1,260  Palm Beach County, Florida, Public Improvement Revenue Bonds
                                             (Convention Center Project), 5.625% due 11/01/2016 (c)                   1,422

               AAA        Aaa         6,000  Palm Beach County, Florida, School Board COP, Series A, 6.25%
                                             due 8/01/2010 (c)(f)                                                     7,233

               NR*        Aaa         1,000  Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent), 5%
                                             due 12/01/2033 (a)                                                       1,009



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Florida (concluded)

                                             Pinellas County, Florida, HFA, S/F Housing Revenue Refunding
                                             Bonds (Multi-County Program), AMT, Series A-1 (d)(i):
               NR*        Aaa       $   995     6.30% due 9/01/2020                                               $   1,059
               NR*        Aaa         1,520     6.35% due 9/01/2025                                                   1,609

               NR*        A1          3,000  Pinellas County, Florida, Health Facilities Authority Revenue
                                             Bonds (BayCare Health System Inc.), 5.75% due 11/15/2029                 3,068

               AAA        Aaa         4,385  Polk County, Florida, School Board COP, Master Lease, Series A,
                                             5.50% due 1/01/2025 (e)                                                  4,636

               AAA        Aaa         1,200  Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                             due 11/01/2016 (h)                                                       1,496

               AAA        NR*         4,250  South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
                                             Series 337, 9.88% due 5/01/2032 (b)(k)                                   4,872

                                             South Lake County, Florida, Hospital District Revenue Bonds
                                             (South Lake Hospital Inc.):
               A-         A2          1,000     5.80% due 10/01/2034                                                  1,018
               NR*        Baa3        1,150     6.375% due 10/01/2034                                                 1,154

               AAA        Aaa         5,000  Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75%
                                             due 10/01/2011 (c)(f)                                                    5,846

                                             Village Center Community Development District, Florida, Utility
                                             Revenue Bonds (b):
               AAA        Aaa         5,040     5.125% due 10/01/2028                                                 5,179
               AAA        Aaa         1,000     5% due 10/01/2036                                                     1,007

               AAA        Aaa         5,000  Volusia County, Florida, School Board, COP (Master Lease Program),
                                             5.50% due 8/01/2024 (e)                                                  5,307


New Jersey--1.4%

               BBB        Baa2        2,955  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  2,770


Puerto Rico--11.8%

                                             Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                             Refunding Bonds:
               BBB        Baa2        2,040     5.375% due 5/15/2033                                                  1,839
               BBB        Baa2        1,100     5.50% due 5/15/2039                                                     963

               AAA        NR*         7,500  Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
                                             9.667% due 7/01/2017 (k)(l)                                              9,612

               A          Baa1        8,000  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                             Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041              8,639

               A-         A3          1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                             Series T, 6.0% due 7/01/2016 (f)                                         1,053

               BBB+       Baa3        1,715  Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                             Appropriation, Series E, 5.70% due 8/01/2025                             1,800

                                             Total Municipal Bonds (Cost--$266,951)--138.6%                         281,121



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                                    Shares
                                    Held     Short-Term Securities                                                  Value
                                     13,230  Merrill Lynch Institutional Tax-Exempt Fund**                        $  13,230

                                             Total Short-Term Securities  (Cost--$13,230)--6.5%                      13,230

               Total Investments  (Cost--$280,181)--145.1%                                                          294,351
               Other Assets Less Liabilities--1.9%                                                                    3,901
               Unrealized Depreciation on Forward Interest Rate Swaps--(0.2%)***                                      (362)
               Preferred Shares, at Redemption Value--(46.8%)                                                      (95,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Shares--100.0%                                                     $ 202,890
                                                                                                                  =========

(a)AMBAC Insured.

(b)MBIA Insured.

(c)FGIC Insured.

(d)GNMA Collateralized.

(e)FSA Insured.

(f)Prerefunded.

(g)Radian Insured.

(h)Escrowed to maturity.

(i)FNMA Collateralized.

(j)FHLMC Collateralized.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(l)XL Capital Insured.

*Not Rated.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)
                                         Net           Dividend
Affiliate                              Activity         Income

Merrill Lynch Institutional
   Tax-Exempt Fund                      11,130           $44


***Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                 (in Thousands)
                                       Notional      Unrealized
                                        Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.425%

Broker, J.P. Morgan Chase Bank
Expires November 2023                  $15,000          $(362)


++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$280,180,875)                                        $   294,350,684
               Cash                                                                                                  17,873
               Receivables:
                 Interest                                                                 $     4,304,277
                 Securities sold                                                                1,194,767
                 Dividends from affiliates                                                            319         5,499,363
                                                                                          ---------------
               Prepaid expenses                                                                                       6,215
                                                                                                            ---------------
               Total assets                                                                                     299,874,135
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps                                               361,995
               Payables:
                 Securities purchased                                                           1,378,462
                 Investment adviser                                                               140,412
                 Dividends to Common Shareholders                                                  67,187
                 Other affiliates                                                                   2,147         1,588,208
                                                                                          ---------------
               Accrued expenses                                                                                      33,696
                                                                                                            ---------------
               Total liabilities                                                                                  1,983,899
                                                                                                            ---------------

Preferred Shares

               Preferred Shares, par value $.05 per share (2,200 Series A Shares and
               1,600 Series B Shares of AMPS* issued and outstanding at $25,000 per
               share liquidation preference)                                                                     95,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Shares

               Net assets applicable to Common Shares                                                       $   202,890,236
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Shares

               Common Shares, par value $.10 per share (13,551,880 shares issued
               and outstanding)                                                                             $     1,355,188
               Paid-in capital in excess of par                                                                 194,722,663
               Undistributed investment income--net                                       $     3,279,762
               Accumulated realized capital losses on investments--net                       (10,275,191)
               Unrealized appreciation on investments--net                                     13,807,814
                                                                                          ---------------
               Total accumulated earnings--net                                                                    6,812,385
                                                                                                            ---------------
               Total--Equivalent to $14.97 net asset value per Common Share
               (market price--$13.80)                                                                       $   202,890,236
                                                                                                            ===============

*Auction Market Preferred Shares.

See Notes to Financial Statements.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    16,485,912
               Dividends from affiliates                                                                             43,793
                                                                                                            ---------------
               Total income                                                                                      16,529,705
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,504,559
               Commission fees                                                                    242,970
               Accounting services                                                                120,122
               Transfer agent fees                                                                 57,120
               Professional fees                                                                   52,601
               Printing and shareholder reports                                                    33,952
               Listing fees                                                                        28,965
               Trustees' fees and expenses                                                         23,899
               Custodian fees                                                                      18,097
               Pricing fees                                                                        12,721
               Other                                                                               41,874
                                                                                          ---------------
               Total expenses before reimbursement                                              2,136,880
               Reimbursement of expenses                                                          (9,681)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 2,127,199
                                                                                                            ---------------
               Investment income--net                                                                            14,402,506
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                    955,774
               Change in unrealized appreciation on investments--net                                            (2,016,147)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (1,060,373)
                                                                                                            ---------------

Dividends to Preferred Shareholders

               Investment income--net                                                                             (930,466)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    12,411,667
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             2003                2002
Operations

               Investment income--net                                                     $    14,402,506   $    13,911,948
               Realized gain on investments--net                                                  955,774           481,869
               Change in unrealized appreciation on investments--net                          (2,016,147)           970,890
               Dividends and distributions to Preferred Shareholders                            (930,466)       (1,284,066)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            12,411,667        14,080,641
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Shareholders

               Investment income--net                                                        (12,440,626)      (11,853,830)
               Realized gain on investments--net                                                       --          (36,333)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to Common Shareholders                                                        (12,440,626)      (11,890,163)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Shares

               Total increase (decrease) in net assets applicable to Common Shares               (28,959)         2,190,478
               Beginning of year                                                              202,919,195       200,728,717
                                                                                          ---------------   ---------------
               End of year*                                                               $   202,890,236   $   202,919,195
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     3,279,762   $     2,249,114
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++
Per Share Operating Performance

               Net asset value, beginning of year            $    14.97   $    14.81   $    13.78   $    13.27   $    15.70
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           1.06+++         1.03         1.00          .95          .98
               Realized and unrealized gain (loss)
               on investments--net                                (.07)          .09         1.04          .59       (1.90)
               Dividends and distributions to Preferred
               Shareholders:
                 Investment income--net                           (.07)        (.09)        (.22)        (.28)        (.16)
                 Realized gain on investments--net                   --         --++           --           --           --
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .92         1.03         1.82         1.26       (1.17)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to Common
               Shareholders:
                 Investment income--net                           (.92)        (.87)        (.79)        (.75)        (.83)
                 Realized gain on investments--net                   --         --++           --           --           --
                 In excess of realized gain on
                 investment--net                                     --           --           --           --        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to Common
               Shareholders                                       (.92)        (.87)        (.79)        (.75)       (1.26)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    14.97   $    14.97   $    14.81   $    13.78   $    13.27
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    13.80   $    13.34   $    13.98   $  11.3125   $    11.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                   10.44%        1.77%       31.36%        2.82%     (19.96%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 6.76%        7.80%       14.24%       10.90%      (7.88%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

               Total expenses, net of reimbursement and
               excluding reorganization expenses**                1.04%        1.06%        1.06%        1.12%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses**                                         1.04%        1.06%        1.06%        1.12%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                   1.04%        1.06%        1.06%        1.33%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     7.01%        7.00%        6.98%        7.39%        6.73%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Shareholders       .45%         .64%        1.53%        2.10%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Shareholders     6.56%        6.36%        5.45%        5.29%        5.63%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Shares**

               Total expenses, net of reimbursement and
               excluding reorganization expenses                   .71%         .72%         .71%         .74%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses                                            .71%         .72%         .71%         .74%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .71%         .72%         .71%         .87%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.79%        4.74%        4.69%        4.85%        4.58%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

               Dividends to Preferred Shareholders                 .97%        1.34%        3.14%        4.02%        2.36%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++
Supplemental Data

               Net assets applicable to Common Shares,
               end of year (in thousands)                    $  202,890   $  202,919   $  200,729   $  186,777   $  106,050
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Shares outstanding, end of year
               (in thousands)                                $   95,000   $   95,000   $   95,000   $   95,000   $   55,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                40.45%       39.54%       86.85%       51.16%       97.73%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,136   $    3,136   $    3,113   $    2,966   $    2,928
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding+++++

               Series A--Investment income--net              $      247   $      337   $      771   $    1,006   $      587
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      242   $      333   $      801   $      738   $       --
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $(.01) per share.

++++Certain prior period amounts have been reclassified to conform to current period presentation.

+++Based on average shares outstanding.

+++++The Fund's Preferred Shares were issued on April 10, 1992
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter markets or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $766 has been reclassified between undistributed net investment income and accumulated realized capital loss. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $9,681.

For the year ended October 31, 2003, the Fund reimbursed FAM $15,098 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $117,430,727 and $127,157,508, respectively.

Net realized gains for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:


                                     Realized        Unrealized
                                        Gains    Gains (Losses)

Long-term investments          $      437,203    $   14,169,809
Forward interest rate swaps           518,571         (361,995)
                               --------------    --------------
Total                          $      955,774    $   13,807,814
                               ==============    ==============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $14,033,935, of which $14,576,088 related to appreciated securities and $542,153 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $280,316,749.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.


Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, .80% and Series B, .82%.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $107,277 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.077000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                   10/31/2003        10/31/2002
Distributions paid from:
    Tax-exempt income          $   13,371,092    $   13,127,704
    Ordinary income                        --            46,525
                               --------------    --------------
Total distributions            $   13,371,092    $   13,174,229
                               ==============    ==============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net             $    3,189,717
Undistributed long-term capital gains--net                   --
                                                 --------------
Total undistributed earnings--net                     3,189,717
Capital loss carryforward                          (8,985,089)*
Unrealized gains--net                              12,607,757**
                                                 --------------
Total accumulated earnings--net                  $    6,812,385
                                                 ==============

*On October 31, 2003, the Fund had a net capital loss carryforward of $8,985,089, of which $1,948,898 expires in 2007 and $7,036,191 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Trustees of MuniYield Florida Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Florida Fund as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Florida Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003




Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Florida Fund during the taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Shares otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional Common Shares of the Fund. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent of Common Shares. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued Common Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee


Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Trustee      and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1998 to   Funds since 1999; Chairman (Americas
Age: 63                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha      Trustee      1995 to   Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills             Trustee      2002 to   Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998 and Vice Chairman thereof
                                              since 2002; Director, Montpelier Foundation
                                              since 1998 and Vice Chairman thereof since
                                              2000; Member of the Investment Committee of
                                              the Woodberry Forest School since 2000;
                                              Member of the Investment Committee of the
                                              National Trust for Historic Preservation
                                              since 2000.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees* (concluded)


Herbert I. London      Trustee      1992 to   John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold        Trustee      1992 to   George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                       present   Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the Board,
Age: 51                                       UNX, Inc. since 2003; Director, Sanlam
                                              Limited and Sanlam Life since 2001; Director,
                                              Genbel Securities and Gensec Bank since 1999;
                                              Director, Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from 2000 to
                                              2001; Director, Sanlam Investment Management
                                              from 1999 to 2001; Director, Quantec Limited
                                              from 1991 to 1999.


Roberta Cooper Ramo    Trustee      1999 to   Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr. Trustee      2002 to   Principal of STI Management since 1994,       40 Funds       None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66


Stephen B. Swensrud    Trustee      2002 to   Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Officers and Trustees (unaudited)(concluded)
                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 52


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 39


Robert D. Sneeden      Vice         1998 to   Vice President of MLIM since 1998.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 50


Brian D. Stewart       Secretary    2003 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                       present   from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYF



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments


AAA/Aaa                                    59.9%
AA/Aa                                       4.5
A/A                                        15.6
BBB/Baa                                    12.3
B/B                                         0.1
NR (Not Rated)                              7.6



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Fund


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.